CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Execution Version

Exhibit 10.20

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 29, 2018 (the “Seventh Amendment Effective Date”), is made among GenMark Diagnostics, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party to that certain Loan and Security Agreement (as defined below), Solar Senior Capital Ltd., in its capacity as administrative and collateral agent (in such capacity, together with its successors and assigns in such capacity, “Agent”) and lender, Solar Capital Ltd., as lender, SUNS SPV LLC, as lender, SCP Private Credit Income Fund SPV LLC, as lender, SCP Private Credit Income Fund LP, as lender, and the other Lenders party to the Loan and Security Agreement or otherwise a party thereto from time to time (each a “Lender” and collectively, the “Lenders”).
The Borrower, the other Loan Parties, the Lenders and Agent are parties to a Loan and Security Agreement dated as of January 12, 2015 (as amended by that certain letter agreement dated as of September 30, 2015, that certain letter agreement dated as of March 17, 2016, that certain First Amendment to Loan and Security Agreement dated as of July 27, 2016, that certain Second Amendment to Loan and Security Agreement dated as of February 27, 2017, that certain Third Amendment to Loan and Security Agreement and Second Amendment to Fee Letter dated as of May 31, 2017 (the “Third Amendment”), that certain Fourth Amendment to Loan and Security Agreement and Third Amendment to Fee Letter, dated as of June 7, 2017 (the “Fourth Amendment”), that certain Fifth Amendment to Loan and Security Agreement and Fourth Amendment to Fee Letter, dated as of December 13, 2017 (the “Fifth Amendment”), that certain Sixth Amendment to Loan and Security Agreement and Fifth Amendment to Fee Letter, dated as of September 28, 2018 (the “Sixth Amendment”), and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1 Definitions; Interpretation.
(a)    Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)    Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2 Amendments to the Loan and Security Agreement.
(a)    The Loan and Security Agreement shall be amended as follows effective as of the Seventh Amendment Effective Date:

(i)    Section 2.1(a). Section 2.1(a)(iv-vi) shall be amended and restated as follows, with a new Section 2.1(a)(vii) added as follows:
“(iv)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties contained herein, each Lender with a Term Loan D Commitment severally and not jointly agrees to make a loan (the “Term Loan D”) in Dollars to Borrower on the Sixth Amendment Effective Date, in an amount equal to such Lender's Term Loan D Commitment.
(v)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties contained herein, each Lender with a Term Loan E Commitment severally and not jointly agrees to make a loan (the “Term Loan E”, and together with the Term Loan A, Term Loan B, Term Loan C, and Term Loan D, each a “Term Loan” and collectively, the “Term Loans”) in Dollars to Borrower on the Seventh Amendment Effective Date, in an amount equal to such Lender's Term Loan E Commitment.
(vi)    Once a Term Loan is repaid or prepaid, it cannot be reborrowed.
(vii)    Each Term Loan made by each Lender is evidenced by this Agreement, and if requested by such Lender, a Note payable to such Lender.”
(ii)    Section 2.6(b). Section 2.6(b) shall be amended by replacing the table of Final Payment Fee appearing therein with the following:

Lender	Final Payment Fee
Solar Capital Ltd.	***
Solar Senior Capital Ltd.	***
SUNS SPV LLC	***
SCP Private Credit Income Fund SPV LLC	***
Aggregate Final Payment Fee	***

(iii)    Section 11. The following definitions are added to Section 11 in their proper alphabetical order:
“Seventh Amendment Effective Date” means November 29, 2018.

“Term Loan E Commitment” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Schedule A hereto under the caption “Term Loan E Commitment”, as amended from time to time to reflect any permitted assignments and as such amount may be reduced or terminated pursuant to this Agreement. “Term Loan E Commitments” means the Term Loan E Commitments of all Lenders with a Term Loan E Commitment.
(iv)    Section 11. The following definitions shall be amended and restated as follows:
“Term Loan Commitment” or “Term Loan Commitments” means the Term Loan A Commitments, the Term Loan B Commitments, the Term Loan C Commitments, the Term Loan D Commitments, and the Term Loan E Commitments.
(v)    Schedule A. Schedule A of the Loan and Security Agreement, the Schedule of Lenders and Commitments, shall be amended and restated in its entirety with Schedule 1 attached hereto.
(vi)    Schedule B. Schedule B of the Loan and Security Agreement, the Term Loan Principal Payment Schedule, shall be amended and restated in its entirety with Schedule 2 hereto attached hereto.
(b)    References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)    Fees and Expenses. The Borrower shall have paid (i)  all invoiced costs and expenses then due in accordance with Section 5(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the Seventh Amendment Effective Date under the Loan and Security Agreement.
(b)    This Amendment. Agent shall have received this Amendment, executed by Agent, the Lenders and the Loan Parties.
(c)    Representations and Warranties; No Default. On the Seventh Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)    The representations and warranties contained in Section 4 shall be true and correct on and as of the Seventh Amendment Effective Date as though made on and as of such date; and

(ii)    There exist no Defaults or Events of Default.
SECTION 4    Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that other than as updated by Exhibit B attached to the Third Amendment, Exhibit A attached to the Fifth Amendment and Exhibit B attached to the Sixth Amendment, the information included in the Perfection Certificate delivered to Agent on June 7, 2016 remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).
SECTION 5    Miscellaneous.
(a)    Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Each Loan Party hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement and all Guaranteed Obligations (as defined in the Guaranty), as applicable, including without limitation any Term Loans funded on or after the Seventh Amendment Effective Date, as of the date hereof.
(b)    Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Seventh Amendment Effective Date specifying its objection thereto.
(c)    No Reliance. Each Loan Party hereby acknowledges and confirms to Agent and the Lenders that such Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)    Costs and Expenses. The Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Seventh Amendment Effective Date to the extent invoiced on or prior to the Seventh Amendment Effective Date), the reasonable, documented, out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the reasonable, documented, fees and disbursements of counsel to Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Seventh Amendment Effective Date or after such date.
(e)    Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
(g)    Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)    Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)    Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:

GENMARK DIAGNOSTICS, INC.,
as Borrower

By: /s/ Scott Mendel
Title: Chief Financial Officer

GUARANTORS:

CLINICAL MICRO SENSORS, INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

OSMETECH INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

[Signature Page to Seventh Amendment to Loan and Security Agreement]

AGENT:

SOLAR SENIOR CAPITAL LTD.,
as Agent and Lender

By: /s/ Richard L Peteka
Name: Richard L Peteka
Title: CFO

[Signature Page to Seventh Amendment to Loan and Security Agreement]

LENDERS:

SOLAR CAPITAL LTD.,
as Lender

By: /s/ Richard L Peteka
Name: Richard L Peteka
Title: CFO

SUNS SPV LLC,
as Lender

By: /s/ Richard L Peteka
Name: Richard L Peteka
Title: CFO

SCP PRIVATE CREDIT INCOME FUND SPV LLC,
as Lender

By: /s/ Richard L Peteka
Name: Richard L Peteka
Title: CFO

SCP PRIVATE CREDIT INCOME FUND LP,
as Lender

By: /s/ Richard L Peteka
Name: Richard L Peteka
Title: CFO

[Signature Page to Seventh Amendment to Loan and Security Agreement]

SCHEDULE 1

SCHEDULE A TO LOAN AND SECURITY AGREEMENT

COMMITMENTS AS OF THE SEVENTH AMENDMENT EFFECTIVE DATE

Name of Lender	Term Loan A Commitments	Pro Rata Share of Term Loan A Commitments	Term Loan B Commitments	Pro Rata Share of Term Loan B Commitments	Term Loan C Commitments	Pro Rata Share of Term Loan C Commitments	Term Loan D Commitments	Pro Rata Share of Term Loan D Commitments	Term Loan E Commitments	Pro Rata Share of Term Loan E Commitments	Revolving Loan Commitments	Pro Rata Share of Revolving Loan Commitment	Total Commitments	Pro Rata Share of Total Commitments
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

SCHEDULE 2

SCHEDULE B TO LOAN AND SECURITY AGREEMENT

TERM LOAN PRINCIPAL PAYMENT SCHEDULE

Scheduled Payment Date	Amount
January 1, 2020	$1,458,333.33
February 1, 2020	$1,458,333.33
March 1, 2020	$1,458,333.33
April 1, 2020	$1,458,333.33
May 1, 2020	$1,458,333.33
June 1, 2020	$1,458,333.33
July 1, 2020	$1,458,333.33
August 1, 2020	$1,458,333.33
September 1, 2020	$1,458,333.33
October 1, 2020	$1,458,333.33
November 1, 2020	$1,458,333.33
December 1, 2020	$1,458,333.33
January 1, 2021	$17,500,000.04
Total	$35,000,000.00